UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
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Exchange Act of 1934
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☑	Soliciting Material Pursuant to Section 240.14a-12
NATIONAL CITY CORPORATION

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On October 24, 2008, National City Corporation and PNC Financial Services Group, Inc. announced that they entered into an Agreement and Plan of Merger. In connection with this announcement, National City Corporation posted the following to its intranet (internal) site.

Frequently Asked Questions for Customers of National City
1. Why did PNC acquire National City?
•	National City’s strong consumer, wealth management and corporate banking businesses nicely complement PNC’s existing franchise.

•	The combination of PNC and National City is expected to build a powerful franchise that should help us do even more to create value for customers, employees, shareholders and communities.
2. How will this transaction benefit me?
•	The combined PNC-National City network will offer customers convenient access to their money and easier access to financial professionals through a network of offices that extends from the Midwest through the Mid-Atlantic.

•	Consumer and business customers will be able to bank at offices in 14 states and access innovative online offerings.

•	Soon, customers will learn more about a variety of new banking solutions designed to help them achieve their financial goals through a wider array of products and services.
3. Do I need to take any action now?
•	No. PNC and National City customers should continue to work with the same people and at the same locations they have in the past — there will be no immediate changes to customer banking relationships.

•	The acquisition is expected to close before the end of the year, subject to receipt of regulatory and shareholder approval and customary closing conditions.

•	Soon, any affected customers will receive information about how their accounts will be transitioned to PNC. Until then, National City will continue to operate as a separate bank.
For Employee Use Only When Answering Customer Inquiries

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4. Will the employees I conduct business with and the branches or offices I visit remain part of PNC?
•	It depends. PNC and National City have some redundant operations and there is overlap across the two branch systems, so it is likely that some changes will be made after the transaction closes.

•	Customers will receive more information in the coming weeks about what they should expect through the integration period. That includes everything they will need to know about the transition of their account(s) to PNC and whether their branch will be impacted.

•	Until then, PNC and National City customers should continue to work with the same people and at the same locations they have in the past — there will be no immediate changes to customer banking relationships.
5. What will the combined organization be named? Where will it be headquartered? Who will run it?
•	National City will be merged into The PNC Financial Services Group and sometime after the closing all branches will be converted to the PNC Bank brand. PNC will remain headquartered in Pittsburgh.

•	PNC’s current chairman and chief executive officer, James E. (Jim) Rohr, will remain in that role. National City Chairman, President and Chief Executive Officer Peter Raskind will join PNC as a vice chairman.
For Employee Use Only When Answering Customer Inquiries

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Cautionary Statement Regarding Forward-Looking Statements
This document (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements, with respect to each of National City, PNC and the combined company following the Merger, as well as the goals, plans, objectives, intentions, expectations, financial condition, results of operations, future performance and business of National City or PNC, including, without limitation, (i) statements relating to the benefits of the Merger, and (ii) statements preceded by, followed by or that include the words “may”, “could”, “should”, “would”, “believe”, “anticipate”, “estimate”, “expect”, “intend”, “plan”, “projects”, “outlook” or similar expressions. These statements are based upon the current beliefs and expectations of National City’s and/or PNC’s management and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond National City’s and PNC’s control). Actual results may differ from those set forth in the forward-looking statements.
The following factors, among others, could cause National City’s or PNC’s financial performance to differ materially from that expressed in such forward-looking statements: (1) the risk that the businesses of National City and/or PNC in connection with the Merger will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) the risk that expected revenue synergies and cost savings from the Merger may not be fully realized or realized within the expected time frame; (3) the risk that revenues following the Merger may be lower than expected; (4) deposit attrition, operating costs, customer loss and business disruption following the Merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (5) the inability to obtain governmental approvals of the Merger on the proposed terms and schedule; (6) the failure of National City’s or PNC’s shareholders to approve the Merger or of PNC’s shareholders to approve the issuance of PNC common stock in the Merger; (7) the risk that the strength of the United States economy in general and the strength of the local economies in which National City and/or PNC conducts operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on National City’s and/or PNC’s loan portfolio and allowance for loan losses; (8) the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; (9) potential or actual litigation; (10) inflation, interest rate, market and monetary fluctuations; (11) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on National City’s and/or PNC’s brokerage and capital markets activities; (12) the timely development of competitive new products and services by National City or PNC and the acceptance of these products and services by new and existing customers; (13) the willingness of customers to accept third party products marketed by National City or PNC; (14) the willingness of customers to substitute competitors’ products and services for National City’s or PNC’s products and services and vice versa; (15) the impact of changes in financial services’ laws and regulations (including laws concerning taxes, banking, securities and insurance); (16) technological changes; (17) changes in consumer spending and saving habits; (18) the effect of corporate restructurings, acquisitions and/or dispositions, including, without limitation, the Merger, and the actual restructuring and other expenses related thereto, and the failure to achieve the expected revenue growth and/or expense savings from such corporate restructurings, acquisitions and/or dispositions; (19) the growth and profitability of National City’s and/or PNC’s non-interest or fee income being less than expected; (20) unanticipated regulatory or judicial proceedings or rulings; (21) the impact of changes in accounting principles; (22) adverse changes in financial performance and/or condition of National City’s and/or PNC’s borrowers which could impact repayment of such borrowers’ outstanding loans; (23) the impact on National City and/or PNC’s businesses, as well as on the risks set forth above, of various domestic or international military or terrorist activities or conflicts; and (24) National City’s and/or PNC’s success at managing the risks involved in the foregoing. National City cautions that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning National City, PNC, the Merger, or other matters and attributable to National City or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. National City does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this document.
Additional Information and Where to Find It
The proposed Merger will be submitted to National City’s and PNC’s shareholders for their consideration. PNC will file a registration statement with the SEC, which will include a proxy statement/prospectus, and each of National City and PNC may file other relevant documents concerning the proposed Merger. Shareholders and other investors are urged to read the registration statement and the proxy statement/prospectus when they become available, as well as any other relevant documents concerning the proposed Merger filed with the SEC (and any amendments or supplements to those documents), because they will contain important information. You will be able to obtain a free copy of the registration statement and the proxy statement/prospectus, as well as other filings containing information about National City and PNC, at the SEC’s website (http://www.sec.gov) and at the companies’ respective websites, www.nationalcity.com/investorrelations and www.pnc.com/secfilings. Copies of the proxy statement/prospectus and the SEC filings that will be incorporated by reference in the proxy statement/prospectus can also be obtained, free of charge, by directing a request to Jill Hennessey, National City Corporation, Senior Vice President, Investor Relations, Department

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2229, P.O. Box 5756, Cleveland, OH 44101-0756, (800) 622-4204; or to PNC Financial Services Group, Inc, Shareholder Relations at (800) 843-2206 or via e-mail at investor.relations@pnc.com.
National City and PNC and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of National City in connection with the proposed Merger. Information about the directors and executive officers of National City is set forth in the proxy statement for National City’s 2008 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 7, 2008. Information about the directors and executive officers of PNC is set forth in the proxy statement for PNC’s 2008 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 28, 2008. Additional information regarding the interests of those participants and other persons who may be deemed participants in the Merger may be obtained by reading the proxy statement/prospectus regarding the proposed Merger when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

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Frequently Asked Questions for Employees of National City
1. Why did PNC acquire National City?
•	National City’s strong consumer, wealth management and corporate banking businesses nicely complement PNC’s existing franchise. The combination of PNC and National City is expected to create a powerful deposit franchise with significant opportunities to generate revenue growth.

•	By applying the strategies and incorporating the policies and procedures that have been successful at both companies the combined organization will have an opportunity to do even more to create value for customers, employees, shareholders and communities.
2. As a National City employee, should I be doing anything different now?
•	No, keep doing what you are doing. All employees should remain focused on meeting the needs of the people they serve.

•	Soon, employees will learn more about the integration plans and what steps they should take to help make the transition to PNC smooth for everyone.
3. What will happen to my job?
•	This transaction is primarily about growth and expansion. However, there are areas of overlap and redundant operations. To create a more efficient combined organization, some positions will be eliminated.

•	Leaders from PNC and National City will begin meeting very soon to plan the integration and decide how the combined company will operate. The leaders will share those decisions — and explain the affect on individual employees — as soon as feasible in the process.
4. Who is PNC, I’m not familiar with the name?
•	PNC’s franchise dates back more than 150 years. Over time, it has grown to become one of the largest and most respected financial services organizations in the country. Headquartered in Pittsburgh and with 28,000 employees across the U.S. and in
For Internal Use Only

Europe, PNC offers a range of products and services to consumer and wealth management clients as well as businesses and corporations of any size.

•	PNC works to inspire confidence by making banking easy for its customers and helping them achieve their financial goals. It has an expansive distribution system, including more than 1,100 branches in eight states and the District of Columbia, over 3,800 ATM machines, a 24 by 365 call center, online banking, and most importantly, committed employees.
5. What does “PNC” stand for?
•	Well, what the letters mean is not nearly as important as what the company and its employees stand for — creating value for customers, employees, shareholders and communities the company serves.

•	As for PNC’s name, in 1982 Pittsburgh National Corporation merged with Provident National Corporation (then located in Philadelphia) in what was at the time the largest U.S. bank merger. Taking the shared initials of the holding companies — PNC — a new company was created, PNC Financial Corp. That merger set the stage for rapid growth.
6. What will the combined organization be named? Where will it be headquartered? Who will run it?
•	National City will be merged into The PNC Financial Services Group and sometime after the closing all branches will be converted to the PNC Bank brand. PNC will remain headquartered in Pittsburgh.

•	PNC’s current chairman and chief executive officer, James E. (Jim) Rohr, will remain in that role. National City Chairman, President and Chief Executive Officer Peter Raskind will join PNC as a vice chairman.
7. How will this transaction benefit customers of National City?
•	The combined PNC-National City network will offer customers convenient access to their money and easier access to financial professionals through a network of offices that extends from the Midwest through the Mid-Atlantic. Consumer and business customers will be able to bank at offices in 14 states and access innovative online offerings.
For Internal Use Only

•	Soon, customers will learn more about a variety of new banking solutions designed to help them achieve their financial goals through a wider array of products and services.
8. Should customers take any actions now?
•	No. Customers should continue to work with the same people and at the same locations they have in the past — there will be no immediate changes to customer banking relationships.

•	The acquisition is expected to close before the end of the year, subject to receipt of regulatory and shareholder approval and customary closing conditions. Soon, customers will receive information about how their accounts will be transitioned to PNC. Until then, National City will continue to operate as a separate bank.
ADDITIONAL INFORMATION ABOUT THE PNC/NATIONAL CITY CORPORATION TRANSACTION
The PNC Financial Services Group, Inc. and National City Corporation will be filing a joint proxy statement/prospectus and other relevant documents concerning the merger with the United States Securities and Exchange Commission (the “SEC”). WE URGE INVESTORS TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE JOINT PROXY STATEMENT/PROSPECTUS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.
Investors will be able to obtain these documents free of charge at the SEC’s Web site (www.sec.gov). In addition, documents filed with the SEC by The PNC Financial Services Group, Inc. will be available free of charge from Shareholder Relations at (800) 843-2206.
Documents filed with the SEC by National City Corporation will be available free of charge from National City by contacting Investor Relations at (800) 622-4204.
The directors, executive officers, and certain other members of management and employees of National City are participants in the solicitation of proxies in favor of the merger from the shareholders of National City. Information about the directors and executive officers of National City is included in the proxy statement for its 2008 annual meeting of shareholders, which was filed with the SEC on March 7, 2008. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the proxy statement for National City’s September 15, 2008 special meeting of shareholders, which was filed with the SEC on August 4, 2008. Additional information regarding the interests of such participants will be included in the joint proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.
The directors, executive officers, and certain other members of management and employees of PNC are participants in the solicitation of proxies in favor of the merger from the shareholders of PNC. Information about the directors and executive officers of PNC is included in the proxy statement for its 2008 annual meeting of shareholders, which was filed with the SEC on March 28, 2008. Additional information regarding the interests of such participants will be included in the joint proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.
Cautionary Statement Regarding Forward-Looking Statements
This document (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements, with respect to each of National City, PNC and the combined company following the Merger, as well as the goals, plans, objectives, intentions, expectations, financial condition, results of operations, future performance and business of National City or PNC, including, without limitation, (i) statements relating to the benefits of the Merger, and (ii) statements preceded by, followed by or that include the words “may”, “could”, “should”, “would”, “believe”, “anticipate”, “estimate”, “expect”, “intend”, “plan”, “projects”, “outlook” or similar expressions. These statements are based upon the current beliefs and expectations of National City’s and/or PNC’s management and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond National City’s and PNC’s control). Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause National City’s or PNC’s financial performance to differ materially from that expressed in such forward-looking statements: (1) the risk that the businesses of National City and/or PNC in connection with the Merger will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) the risk that expected revenue synergies and cost savings from the Merger may not be fully realized or realized within the expected time frame; (3) the risk that revenues following the Merger may be lower than expected; (4) deposit attrition, operating costs, customer loss and business disruption following the Merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (5) the inability to obtain governmental approvals of the Merger on the proposed terms and schedule; (6) the failure of National City’s or PNC’s shareholders to approve the Merger or of PNC’s shareholders to approve the issuance of PNC common stock in the Merger; (7) the risk that the strength of the United States economy in general and the strength of the local economies in which National City and/or PNC conducts operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on National City’s and/or PNC’s loan portfolio and allowance for loan losses; (8) the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; (9) potential or actual litigation; (10) inflation, interest rate, market and monetary fluctuations; (11) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on National City’s and/or PNC’s brokerage and capital markets activities; (12) the timely development of competitive new products and services by National City or PNC and the acceptance of these products and services by new and existing customers; (13) the willingness of customers to accept third party products marketed by National City or PNC; (14) the willingness of customers to substitute competitors’ products and services for National City’s or PNC’s products and services and vice versa; (15) the impact of changes in financial services’ laws and regulations (including laws concerning taxes, banking, securities and insurance); (16) technological changes; (17) changes in consumer spending and saving habits; (18) the effect of corporate restructurings, acquisitions and/or dispositions, including, without limitation, the Merger, and the actual restructuring and other expenses related thereto, and the failure to achieve the expected revenue growth and/or expense savings from such corporate restructurings, acquisitions and/or dispositions; (19) the growth and profitability of National City’s and/or PNC’s non-interest or fee income being less than expected; (20) unanticipated regulatory or judicial proceedings or rulings; (21) the impact of changes in accounting principles; (22) adverse changes in financial performance and/or condition of National City’s and/or PNC’s borrowers which could impact repayment of such borrowers’ outstanding loans; (23) the impact on National City and/or PNC’s businesses, as well as on the risks set forth above, of various domestic or international military or terrorist activities or conflicts; and (24) National City’s and/or PNC’s success at managing the risks involved in the foregoing. National City cautions that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning National City, PNC, the Merger, or other matters and attributable to National City or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. National City does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this document.
For Internal Use Only

October 24, 2008

To:	All Employees
From:	Peter Raskind
Re:	PNC to Acquire National City

As you know, National City has always strived to serve the best interests of our shareholders, employees, customers and communities. Through your heroic efforts, we have done precisely that, taking difficult actions that have maintained stability amidst the backdrop of one of the most tumultuous periods in the history of the financial markets.
While we have made tremendous progress, our Board of Directors has determined that this stability could erode with ongoing market volatility and the probability that we would not be able to fully participate in the various government market stabilization plans.
As a result, to protect and enhance the value of our franchise, our Board has reached an agreement to merge with Pittsburgh-based PNC Financial Services Group (NYSE: PNC), creating a powerful combination through which we will confidently progress beyond these challenging times with a renewed focus on serving our customers. Further information regarding the transaction is available in the joint press release.
PNC is one of the nation’s largest diversified financial services organizations providing retail and business banking; specialized services for corporations and government entities, including corporate banking, real estate finance and asset-based lending; wealth management; asset management and global fund services. PNC fact sheets provide more details about the company.
Together, our organizations will form one of the nation’s largest financial services companies, with $180 in deposits. We will rank as the fifth-largest bank nationally in deposits and among the top five U.S. banks in assets and number of branches. Our retail banking footprint will span 13 states and the District of Columbia, with nearly 2,500 branch locations and more than 6,000 ATMs, in a complementary footprint.
Further, PNC and National City share common cultures and values — both grounded in a dedication to serving our shareholders, customers, employees and communities. Your commitment has never been more apparent than during this past year, as you have risen to the occasion and carried us through this difficult period.
Our combination with PNC will enable us build on the fundamental strengths of our great franchise and serve our customers as part of a larger, stronger and more secure enterprise.
Throughout this extraordinary period, we have continued to invest in our core retail, corporate and wealth management businesses, which continue to deliver strong results. We have every confidence that PNC will build on the strong foundation and reputation that we have earned throughout our 163-year history.
Jim Rohr, the chairman and chief executive officer of PNC, is a renowned and admired leader for whom I have great personal respect and the utmost confidence.
Undoubtedly, today’s announcement will raise many questions and concerns — about the potential impacts on each of us personally and our teams, and about the many opportunities for professional growth that this combination may offer.
There are many questions we simply cannot answer today. And, we recognize the frustration and anxiety that may bring as change is inevitable in any business combination. As always, we are committed to communicating with you in a direct, transparent and timely fashion.
What we do know today is that there will be no immediate change to our operations or our management team, and no impact on our customers or our ability to serve them and their financial needs.
As you learn more about our new partners, I am confident you will share in the excitement about our future and the tremendous opportunities ahead.
Together, we will build on the great strengths of our respective organizations. While these recent months have been at times extraordinarily difficult, I could not be more proud of the loyalty and commitment you have consistently demonstrated to our shareholders, customers, communities, and to each other.
As always, thank you for your continued hard work, dedication and commitment.

This communication is the property of National City. It is for internal use only and is intended only for the addressee. Any unauthorized use, including external distribution, is strictly prohibited. If you are not the intended recipient, please notify the sender, delete the message, and note that any distribution or copying of this message is prohibited.
Cautionary Statement Regarding Forward-Looking Statements
This document (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements, with respect to each of National City, PNC and the combined company following the Merger, as well as the goals, plans, objectives, intentions, expectations, financial condition, results of operations, future performance and business of National City or PNC, including, without limitation, (i) statements relating to the benefits of the Merger, and (ii) statements preceded by, followed by or that include the words “may”, “could”, “should”, “would”, “believe”, “anticipate”, “estimate”, “expect”, “intend”, “plan”, “projects”, “outlook” or similar expressions. These statements are based upon the current beliefs and expectations of National City’s and/or PNC’s management and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond National City’s and PNC’s control). Actual results may differ from those set forth in the forward-looking statements.
The following factors, among others, could cause National City’s or PNC’s financial performance to differ materially from that expressed in such forward-looking statements: (1) the risk that the businesses of National City and/or PNC in connection with the Merger will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) the risk that expected revenue synergies and cost savings from the Merger may not be fully realized or realized within the expected time frame; (3) the risk that revenues following the Merger may be lower than expected; (4) deposit attrition, operating costs, customer loss and business disruption following the Merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (5) the inability to obtain governmental approvals of the Merger on the proposed terms and schedule; (6) the failure of National City’s or PNC’s shareholders to approve the Merger or of PNC’s shareholders to approve the issuance of PNC common stock in the Merger; (7) the risk that the strength of the United States economy in general and the strength of the local economies in which National City and/or PNC conducts operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on National City’s and/or PNC’s loan portfolio and allowance for loan losses; (8) the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; (9) potential or actual litigation; (10) inflation, interest rate, market and monetary fluctuations; (11) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on National City’s and/or PNC’s brokerage and capital markets activities; (12) the timely development of competitive new products and services by National City or PNC and the acceptance of these products and services by new and existing customers; (13) the willingness of customers to accept third party products marketed by National City or PNC; (14) the willingness of customers to substitute competitors’ products and services for National City’s or PNC’s products and services and vice versa; (15) the impact of changes in financial services’ laws and regulations (including laws concerning taxes, banking, securities and insurance); (16) technological changes; (17) changes in consumer spending and saving habits; (18) the effect of corporate restructurings, acquisitions and/or dispositions, including, without limitation, the Merger, and the actual restructuring and other expenses related thereto, and the failure to achieve the expected revenue growth and/or expense savings from such corporate restructurings, acquisitions and/or dispositions; (19) the growth and profitability of National City’s and/or PNC’s non-interest or fee income being less than expected; (20) unanticipated regulatory or judicial proceedings or rulings; (21) the impact of changes in accounting principles; (22) adverse changes in financial performance and/or condition of National City’s and/or PNC’s borrowers which could impact repayment of such borrowers’ outstanding loans; (23) the impact on National City and/or PNC’s businesses, as well as on the risks set forth above, of various domestic or international military o r terrorist activities or conflicts; and (24) National City’s and/or PNC’s success at managing the risks involved in the foregoing. National City cautions that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning National City, PNC, the Merger, or other matters and attributable to National City or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. National City does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this document.
Additional Information and Where to Find It
The proposed Merger will be submitted to National City’s and PNC’s shareholders for their consideration. PNC will file a registration statement with the SEC, which will include a proxy statement/prospectus, and each of National City and PNC may file other relevant documents concerning the proposed Merger. Shareholders and other investors are urged to read the registration statement and the proxy statement/prospectus when they become available, as well as any other relevant documents concerning the proposed Merger filed with the SEC (and any amendments or supplements to those documents), because they will contain important information. You will be able to obtain a free copy of the registration statement and the proxy statement/prospectus, as well as other filings containing information about National City and PNC, at the SEC’s website (http://www.sec.gov) and at the companies’ respective websites, www.nationalcity.com/investorrelations and www.pnc.com/secfilings. Copies of the proxy statement/prospectus and the SEC filings that will be incorporated by reference in the proxy statement/prospectus can also be obtained, free of charge, by directing a request to Jill Hennessey, National City Corporation, Senior Vice President, Investor Relations, Department 2229, P.O. Box 5756, Cleveland, OH 44101-0756, (800) 622-4204; or to PNC Financial Services Group, Inc, Shareholder Relations at (800) 843-2206 or via e-mail at investor.relations@pnc.com.
National City and PNC and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of National City in connection with the proposed Merger. Information about the directors and executive officers of National City is set forth in the proxy statement for National City’s 2008 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 7, 2008. Information about the directors and executive officers of PNC is set forth in the proxy statement for PNC’s 2008 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 28, 2008. Additional information regarding the interests of those participants and other persons who may be deemed participants in the Merger may be obtained by reading the proxy statement/prospectus regarding the proposed Merger when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

October 24, 2008
Everyone at PNC is excited about the plans to join with National City.
By establishing deep and lasting customer relationships, National City has built a number of successful businesses and developed a great team of employees. Your strengths — particularly in retail banking, commercial banking and wealth management — and impressive distribution network nicely complement those of PNC. Even more important, we share a culture that emphasizes exceptional customer service and devotion to the community.
Over the next several months, representatives of PNC will work closely with a team from National City to plan for our future. The combination of PNC and National City will create a powerful deposit franchise with significant opportunities to generate revenue growth. By applying PNC’s business model, risk management system and technology platform on this larger scale — and incorporating appropriate policies and processes that have been successful at National City — we can do even more to create value for the customers, employees, shareholders and communities served by both companies.
We are excited about the opportunity we have to build on our combined strengths and create one of the nation’s leading financial services companies.
Sincerely,
ADDITIONAL INFORMATION ABOUT THE PNC/NATIONAL CITY CORPORATION TRANSACTION
The PNC Financial Services Group, Inc. and National City Corporation will be filing a joint proxy statement/prospectus and other relevant documents concerning the merger with the United States Securities and Exchange Commission (the “SEC”). WE URGE INVESTORS TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE JOINT PROXY STATEMENT/PROSPECTUS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.
Investors will be able to obtain these documents free of charge at the SEC’s Web site (www.sec.gov). In addition, documents filed with the SEC by The PNC Financial Services Group, Inc. will be available free of charge from Shareholder Relations at (800) 843-2206. Documents filed with the SEC by National City Corporation will be available free of charge from National City by contacting Investor Relations at (800) 622-4204.
The directors, executive officers, and certain other members of management and employees of National City are participants in the solicitation of proxies in favor of the merger from the shareholders of National City. Information about the directors and executive officers of National City is included in the proxy statement for its 2008 annual meeting of shareholders, which was filed with the SEC on March 7, 2008. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the proxy statement for National City’s September 15, 2008 special meeting of shareholders, which was filed with the SEC on August 4, 2008. Additional information regarding the interests of such participants will be included in the joint proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.
The directors, executive officers, and certain other members of management and employees of PNC are participants in the solicitation of proxies in favor of the merger from the shareholders of PNC. Information about the directors and executive officers of PNC is included in the proxy statement for its 2008 annual meeting of shareholders, which was filed with the SEC on March 28, 2008. Additional information regarding the interests of such participants will be included in the joint proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.

The PNC Financial Services Group (NYSE:PNC) is one of the nation’s largest financial services companies with assets of $143 billion. PNC has a diversified business mix, which includes a regional banking franchise operating primarily in eight-states and the District of Columbia, specialized financial businesses serving companies and government entities, and leading asset management and fund processing businesses.
News of the quarter: The PFPC business unit was renamed PNC Global Investment Servicing.

SENIOR EXECUTIVES	James E. Rohr		Chairman and Chief Executive Officer
	Joseph C. Guyaux		President
	William S. Demchak		Vice Chairman
	Richard J. Johnson		Chief Financial Officer

EMPLOYEES	Approximately 28,000 in the U.S. and abroad

CUSTOMERS	Approximately 2.9 million consumer and small business customers

RETAIL LOCATIONS	PNC Bank branches		1,098 in eight states and the District of Columbia
Brokerage Offices
		— PNC Investments	24 offices in six states and the District of Columbia

ATMS	Approximately 3,900 machines

TOLL-FREE BANKING	1-888-PNC-BANK

INTERNET ADDRESS	www.pnc.com

HEADQUARTERS	249 Fifth Avenue, One PNC Plaza, Pittsburgh, PA 15222

MAIN TELEPHONE	412-762-2000 or Toll-free 1-877-762-2000

MEDIA RELATIONS	Brian E. Goerke	Phone: 412-762-4550	E-mail: corporate.communications@pnc.com

INVESTOR RELATIONS	William H. Callihan	Phone: 412-762-8257	E-mail: investor.relations@pnc.com

COMMUNITY IMPACT	Through executive leadership, strategic investments and employees volunteerism, PNC is helping to build strong communities and create financial opportunities for individuals, families and businesses.

	•	Community Development: PNC boosts the quality of life in neighborhoods through affordable housing, economic revitalization and customized financial solutions. PNC earned an “outstanding” rating in 2007 for exceeding Community Reinvestment Act standards.

	•	The PNC Foundation: With approximately $1 2 million a year in grants, PNC forms partnerships with nonprofit organizations to advance mutual objectives driven by two priorities: (1) early childhood education; and (2) community and economic development.

	•	PNC Grow Up Great: A $100 million,10-year investment to improve school readiness among children from birth to age five through public/private collaboration, grants, advocacy and education. More than 50,000 volunteer hours contributed by PNC employees.

	•	Environmental Responsibility: PNC’s commitment to innovation and environmentally friendly business practices during the past decade has enabled us to lower costs, increase efficiency and improve communites. PNC has more certified green buildings (43) than any other company on Earth.

Retail Banking

Consumer and small business	—	Leading retail bank in major markets
banking, individual wealth	—	Ranked among top small business lenders
and institutional investment	—	One of the nation’s largest bank ATM networks
management	—	More certified environmentally friendly buildings than any other company on earth, including Green Branch™locations
	—	One of nation’s largest wealth management firms

Corporate & Institutional Banking

Financial services for companies	—	Top 10 Treasury Management business
and government agencies	—	Top two lead arranger of middle market loan syndications
	—	Harris Williams, one of the nation’s largest M&A advisory firms for middle market companies

PNC Global Investment Servicing

Global fund processing services	—	No. 1 subaccounting provider and No. 2 full-service mutual fund transfer agent in the United States.
	—	Leading provider of information and analytics products through Albridge Solutions and Coates Analytics

BlackRock

Publicly traded asset management	—	One of the world’s largest publicly traded asset management firms firm (one-third ownership stake)

ASSETS	$143 billion

DEPOSITS	$84.7 billion

SHAREHOLDER EQUITY	$15.1 billion

ASSETS UNDER MGMT.	$66 billion

FINANCIAL SUMMARY		2Q 2008	2Q 2007
	Net Income	$505 million	$423 million
	Earnings Per Share	$1.45	$1.22
	Total Loans Outstanding	$73.0 billion	$64.7 billion
	Total Deposits	$84.7 billion	$77.2 billion
	Total Assets	$143 billion	$126 billion